UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — December 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|10

Annual report

Putnam VT Investors Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

The global recovery continued to solidify in the final months of 2010, with economies around the world experiencing economic growth. In the United States, corporations are emerging from the Great Recession in strong financial health. Putnam’s investment team believes the outlook for U.S. equities is further bolstered by low short-term interest rates and the extension of current tax rates. Another sign of the positive outlook for equities was that traditionally safe-haven U.S. Treasuries experienced their first setback in several years, as investors sought higher potential returns in riskier assets.

Although the global recovery continues, a range of fiscal and monetary circumstances around the world contributes to a global investment mosaic that is more varied than in recent years. Europe struggles with debt issues at a time when emerging markets are striving to dampen inflationary growth. This divergence may well lead to future market volatility. However, we believe it may also lead to additional opportunities for active, research-focused managers like Putnam.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/10)

Investment objective

Long-term growth of capital and any increased income that results from this growth

Net asset value December 31, 2010

Class IA: $10.15	Class IB: $10.11

Total return at net asset value

(as of 12/31/10)	Class IA shares*	Class IB shares*	S&P 500 Index

1 year	14.24%	13.92%	15.06%

5 years	–1.41	–2.65	11.99
Annualized	–0.28	–0.54	2.29

10 years	–11.01	–13.14	15.07
Annualized	–1.16	–1.40	1.41

Life	10.14	7.06	41.43
Annualized	0.77	0.54	2.77

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 12/31/10. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Investors Fund 1

Report from your fund’s manager

U.S stocks performed relatively well in 2010. How did the fund perform?

Energized by the market rally that kicked off in early September, U.S. stocks outperformed international stocks for the year. Investors seemed to realize that corporate America appears to be in strong financial shape, having aggressively managed inventories, pared back costs, and refinanced debt at historically low interest rates. U.S. equities received an additional boost in December with signs of stronger economic growth and optimism surrounding the federal government’s compromise to extend the Bush-era tax cuts. With this positive momentum set against a generally volatile market backdrop, Putnam VT Investors Fund’s class IA shares returned 14.24% at net asset value for the 12 months ended December 31, 2010.

Were there any sectors that had a notable impact on performance?

During the second half of the year, the fund’s bias for cyclical companies, which tend to perform well in an expanding economy, was rewarding given the announcement in the third quarter that the U.S. economy was officially out of recession. In a similar vein, the consumer staples and basic materials sectors enjoyed strong performance in response to rising commodity prices and healthy demand from emerging markets. Our decision to overweight materials was doubly rewarding since our stock selections performed well.

A limited exposure to utilities was beneficial since the sector sharply underperformed other areas of the economy for the year. Technology and health care represented two large sector weightings in the portfolio at year-end, but stock selection in these modestly performing industries detracted from results.

Which holdings contributed positively to performance?

CBL & Associates, which is a real estate investment trust [REIT] involved with the ownership, development, and operation of regional shopping malls, turned in strong performance. During the recession, shopping malls were struggling as a result of severe declines in consumer spending and commercial property values, but I believed CBL’s first-rate malls would hold up despite the downturn. The company has made improvements in its balance sheet and reported several strong quarters of operating results, culminating in the February 2010 announcement that CBL would raise its quarterly dividend.

Timken, a leading producer of anti-friction bearings and other components that help its customers’ machinery perform more efficiently, saw its profits climb sharply in the third quarter 2010 — beating analysts’ expectations. With commodity prices climbing, global demand for Timken’s products was strong, allowing the company to pass its increased costs on to its customers in the form of higher surcharges.

Which holdings produced disappointing results?

Transocean, which owned and leased the oil rig to BP, was hurt by its connection to the oil spill in the Gulf of Mexico. An unforeseen event, we began trimming the size of the position once the accident happened. The fund’s current position is very small, but we believe the liabilities are more than reflected in the current stock price. It was a difficult year for several of the fund’s financials holdings, many of which are still in the process of recovering from the depths of the 2008 credit crisis. First Southern Bancorp, JPMorgan, Citigroup, and Bank of America detracted from performance.

What is your outlook for 2011?

We remain constructive on the market, but realize that there are long-term secular issues that may eventually force investors to be sensitive to unfolding events, namely European sovereign debt concerns, hiccups in the U.S. economic recovery, the removal of federal stimulus, and a more cautious consumer. Given our outlook for a continued recovery, however, the fund is positioned to take advantage of an improving economy by investing in cyclical stocks that tend to rally in a prospering market. Our in-depth fundamental research to uncover the most attractive stocks remains instrumental to this process.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth investing targets companies with above-average earnings growth that may be subject to price volatility if earnings expectations are not met. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Gerard Sullivan joined Putnam in 2008 and has been in the investment industry since 1982.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Investors Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2010, to December 31, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/10		for the 6 months ended 12/31/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.11	$5.52	$3.72	$4.99

Ending value
(after expenses)	$1,236.30	$1,234.40	$1,021.53	$1,020.27

Annualized
expense ratio†	0.73%	0.98%	0.73%	0.98%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Investors Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Investors Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Investors Fund (the “fund”) at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2011

4 Putnam VT Investors Fund

The fund’s portfolio 12/31/10

COMMON STOCKS (99.6%)*	Shares	Value

Aerospace and defense (2.3%)
Embraer SA ADR (Brazil)	10,200	$299,880

Goodrich Corp.	8,000	704,560

L-3 Communications Holdings, Inc.	15,200	1,071,448

Northrop Grumman Corp.	14,700	952,266

Precision Castparts Corp.	4,100	570,761

Raytheon Co.	18,397	852,517

United Technologies Corp.	23,110	1,819,219

		6,270,651
Airlines (0.3%)
Delta Air Lines, Inc. †	39,800	501,480

JetBlue Airways Corp. † S	47,300	312,653

		814,133
Automotive (1.4%)
Ford Motor Co. † S	88,700	1,489,273

General Motors Co. † S	28,400	1,046,824

Lear Corp. †	6,800	671,228

TRW Automotive Holdings Corp. †	13,796	727,049

		3,934,374
Banking (6.5%)
Bank of America Corp.	239,442	3,194,156

Bond Street Holdings, LLC 144A Class A † F	46,942	962,311

Citigroup, Inc. †	467,200	2,209,856

First Southern Bancorp, Inc. Class B † F	19,890	198,900

JPMorgan Chase & Co.	134,627	5,710,877

NBH Holdings Corp. 144A Class A †	27,300	532,350

PNC Financial Services Group, Inc.	13,700	831,864

SunTrust Banks, Inc.	18,400	542,984

Wells Fargo & Co.	128,058	3,968,517

		18,151,815
Beverage (3.1%)
Coca-Cola Co. (The)	63,300	4,163,241

Coca-Cola Enterprises, Inc.	45,900	1,148,877

Dr. Pepper Snapple Group, Inc.	13,200	464,112

Molson Coors Brewing Co. Class B	10,100	506,919

PepsiCo, Inc.	32,520	2,124,532

		8,407,681
Biotechnology (1.0%)
Amgen, Inc. †	29,730	1,632,177

Celgene Corp. †	14,800	875,272

Dendreon Corp. †	9,300	324,756

		2,832,205
Cable television (2.0%)
Comcast Corp. Class A	120,970	2,657,711

DIRECTV Class A †	35,286	1,408,970

Time Warner Cable, Inc.	20,000	1,320,600

		5,387,281
Chemicals (2.5%)
Albemarle Corp.	11,242	627,079

Dow Chemical Co. (The)	41,901	1,430,500

E.I. du Pont de Nemours & Co.	27,900	1,391,652

Huntsman Corp.	25,679	400,849

Lubrizol Corp. (The)	6,500	694,720

LyondellBasell Industries NV Class A
(Netherlands) †	28,200	970,080

PPG Industries, Inc.	9,600	807,072

W.R. Grace & Co. †	15,463	543,215

		6,865,167

COMMON STOCKS (99.6%)* cont.	Shares	Value

Commercial and consumer services (0.7%)
Alliance Data Systems Corp. † S	11,000	$781,330

Booz Allen Hamilton Holding Corp. † S	37,818	734,804

Mastercard, Inc. Class A	2,100	470,631

		1,986,765
Communications equipment (2.5%)
Cisco Systems, Inc. †	126,641	2,561,947

Harris Corp.	13,400	607,020

Motorola, Inc. †	80,300	728,321

Qualcomm, Inc.	61,000	3,018,890

		6,916,178
Computers (7.1%)
Apple, Inc. †	21,617	6,972,781

EMC Corp. †	87,100	1,994,590

Hewlett-Packard Co.	93,370	3,930,877

IBM Corp.	40,320	5,917,363

Seagate Technology †	51,900	780,057

		19,595,668
Conglomerates (2.4%)
General Electric Co.	241,020	4,408,256

Honeywell International, Inc.	10,200	542,232

Tyco International, Ltd.	36,900	1,529,136

		6,479,624
Consumer finance (0.5%)
Capital One Financial Corp.	18,200	774,592

Discover Financial Services	30,200	559,606

		1,334,198
Consumer goods (3.0%)
Colgate-Palmolive Co.	16,100	1,293,957

Energizer Holdings, Inc. †	11,500	838,350

Estee Lauder Cos., Inc. (The) Class A	4,500	363,150

Kimberly-Clark Corp.	22,500	1,418,400

Newell Rubbermaid, Inc.	59,000	1,072,620

Procter & Gamble Co. (The)	50,050	3,219,717

		8,206,194
Consumer services (0.4%)
Avis Budget Group, Inc. †	65,200	1,014,512

		1,014,512
Electric utilities (2.3%)
AES Corp. (The) †	112,600	1,371,468

Ameren Corp.	45,172	1,273,399

CMS Energy Corp.	34,700	645,420

Edison International	40,950	1,580,670

Entergy Corp.	5,700	403,731

Integrys Energy Group, Inc.	11,600	562,716

NV Energy, Inc.	34,800	488,940

		6,326,344
Electronics (3.0%)
Agilent Technologies, Inc. †	23,200	961,176

Altera Corp.	20,200	718,716

Garmin, Ltd. S	16,400	508,236

Intel Corp.	110,220	2,317,927

SanDisk Corp. †	19,900	992,214

Sensata Technologies Holding NV (Netherlands) †	19,500	587,145

Texas Instruments, Inc.	68,200	2,216,500

		8,301,914
Energy (oil field) (1.7%)
National Oilwell Varco, Inc.	20,200	1,358,450

Schlumberger, Ltd.	34,784	2,904,464

Transocean, Ltd. (Switzerland) †	5,084	353,389

		4,616,303

Putnam VT Investors Fund 5

COMMON STOCKS (99.6%)* cont.	Shares	Value

Energy (other) (0.2%)
First Solar, Inc. † S	4,000	$520,560

		520,560
Engineering and construction (0.2%)
KBR, Inc.	20,500	624,635

		624,635
Financial (0.8%)
Assurant, Inc.	27,100	1,043,892

CME Group, Inc.	3,400	1,093,950

		2,137,842
Food (0.4%)
H.J. Heinz Co.	10,900	539,114

Hershey Co. (The)	11,200	528,080

		1,067,194
Forest products and packaging (1.0%)
International Paper Co.	26,100	710,964

MeadWestvaco Corp.	24,220	633,595

Sealed Air Corp.	23,600	600,620

Weyerhaeuser Co.	38,300	725,019

		2,670,198
Health-care services (4.1%)
Aetna, Inc.	63,600	1,940,436

AmerisourceBergen Corp.	16,300	556,156

Cardinal Health, Inc.	41,700	1,597,527

CIGNA Corp.	29,838	1,093,861

Community Health Systems, Inc. †	15,900	594,183

HealthSouth Corp. †	35,200	728,992

Lincare Holdings, Inc.	18,200	488,306

McKesson Corp.	25,380	1,786,244

Omnicare, Inc.	23,100	586,509

Quest Diagnostics, Inc.	7,800	420,966

WellPoint, Inc. †	23,700	1,347,582

		11,140,762
Insurance (3.7%)
ACE, Ltd.	30,020	1,868,745

Aflac, Inc.	9,600	541,728

Assured Guaranty, Ltd. (Bermuda)	22,000	389,400

Berkshire Hathaway, Inc. Class B †	12,830	1,027,811

Hartford Financial Services Group, Inc. (The)	21,613	572,528

MBIA, Inc. †	45,361	543,878

MetLife, Inc.	23,500	1,044,340

Prudential Financial, Inc.	39,000	2,289,690

RenaissanceRe Holdings, Ltd.	8,600	547,734

Travelers Cos., Inc. (The)	24,190	1,347,625

		10,173,479
Investment banking/Brokerage (2.4%)
Ameriprise Financial, Inc.	6,700	385,585

BlackRock, Inc.	9,183	1,750,096

Goldman Sachs Group, Inc. (The)	18,820	3,164,771

Morgan Stanley	44,100	1,199,961

		6,500,413
Lodging/Tourism (0.3%)
Wyndham Worldwide Corp.	23,600	707,056

		707,056
Machinery (2.0%)
AGCO Corp. †	12,200	618,052

Caterpillar, Inc.	9,800	917,868

CNH Global NV (Netherlands) †	17,075	815,161

Cummins, Inc.	5,200	572,052

Parker Hannifin Corp.	18,900	1,631,070

Timken Co.	17,400	830,502

		5,384,705

COMMON STOCKS (99.6%)* cont.	Shares	Value

Manufacturing (1.6%)
Cooper Industries PLC	7,800	$454,662

Eaton Corp.	10,200	1,035,402

Illinois Tool Works, Inc.	21,200	1,132,080

Ingersoll-Rand PLC	35,500	1,671,695

		4,293,839
Media (0.8%)
Interpublic Group of Companies, Inc. (The) †	77,300	820,926

Time Warner, Inc.	26,900	865,373

Walt Disney Co. (The)	14,000	525,140

		2,211,439
Medical technology (1.3%)
Baxter International, Inc.	21,000	1,063,020

Medtronic, Inc.	49,290	1,828,166

Waters Corp. †	6,900	536,199

		3,427,385
Metals (1.1%)
Freeport-McMoRan Copper & Gold, Inc. Class B	16,200	1,945,458

Stillwater Mining Co. †	25,200	538,020

Teck Resources Limited Class B (Canada)	7,400	457,542

		2,941,020
Office equipment and supplies (0.2%)
Avery Dennison Corp.	13,000	550,420

		550,420
Oil and gas (9.9%)
Apache Corp.	15,900	1,895,757

Chevron Corp.	71,940	6,564,525

Cimarex Energy Co.	8,700	770,211

ConocoPhillips	24,700	1,682,070

Devon Energy Corp.	7,400	580,974

Ensco International PLC ADR (United Kingdom)	10,200	544,476

Exxon Mobil Corp.	92,793	6,785,024

Hess Corp.	24,000	1,836,960

Linn Energy LLC (Units)	16,454	616,860

Marathon Oil Corp.	31,500	1,166,445

Occidental Petroleum Corp.	38,872	3,813,343

QEP Resources, Inc.	15,600	566,436

Seadrill, Ltd. (Norway) S	18,300	620,736

		27,443,817
Pharmaceuticals (5.2%)
Abbott Laboratories	40,310	1,931,252

GlaxoSmithKline PLC ADR (United Kingdom) S	9,800	384,356

Johnson & Johnson	96,160	5,947,496

Novartis AG ADR (Switzerland) S	10,400	613,080

Pfizer, Inc.	286,401	5,014,882

Somaxon Pharmaceuticals, Inc. † S	92,258	290,613

		14,181,679
Publishing (0.7%)
Gannett Co., Inc.	42,200	636,798

McGraw-Hill Cos., Inc. (The)	17,900	651,739

R. R. Donnelley & Sons Co.	31,500	550,305

		1,838,842
Railroads (0.5%)
CSX Corp.	9,300	600,873

Kansas City Southern †	7,100	339,806

Union Pacific Corp.	5,800	537,428

		1,478,107
Real estate (1.1%)
Apollo Commercial Real Estate Finance, Inc. R	19,574	320,035

Campus Crest Communities, Inc. † R	32,369	453,813

CBL & Associates Properties, Inc. R	23,399	409,483

HCP, Inc. R	15,164	557,884

6 Putnam VT Investors Fund

COMMON STOCKS (99.6%)* cont.	Shares	Value

Real estate cont.
Starwood Property Trust, Inc. R	42,004	$902,246

Terreno Realty Corp. † R	13,126	235,349

		2,878,810
Regional Bells (2.1%)
AT&T, Inc.	107,420	3,156,000

Verizon Communications, Inc.	74,390	2,661,674

		5,817,674
Restaurants (0.7%)
Domino’s Pizza, Inc. †	27,800	443,410

McDonald’s Corp.	20,430	1,568,207

		2,011,617
Retail (5.5%)
AnnTaylor Stores Corp. †	19,200	525,888

Bed Bath & Beyond, Inc. †	8,000	393,200

Best Buy Co., Inc.	15,800	541,782

CVS Caremark Corp.	39,680	1,379,674

Dollar General Corp. †	38,949	1,194,566

Home Depot, Inc. (The)	37,400	1,311,244

Limited Brands, Inc.	29,400	903,462

Lowe’s Cos., Inc.	19,100	479,028

Macy’s, Inc.	52,834	1,336,700

OfficeMax, Inc. †	28,900	511,530

Ross Stores, Inc.	9,200	581,900

Safeway, Inc.	39,300	883,857

Target Corp.	28,400	1,707,692

Urban Outfitters, Inc. †	12,200	436,882

Wal-Mart Stores, Inc.	51,300	2,766,609

		14,954,014
Schools (0.3%)
Apollo Group, Inc. Class A †	9,800	387,002

Career Education Corp. †	15,900	329,607

		716,609
Semiconductor (0.5%)
Applied Materials, Inc.	45,800	643,490

Novellus Systems, Inc. †	24,100	778,912

		1,422,402
Shipping (0.4%)
Ryder System, Inc.	15,300	805,392

Scorpio Tankers, Inc. (Monaco) † S	35,645	360,371

		1,165,763
Software (4.1%)
Autodesk, Inc. †	15,800	603,560

BMC Software, Inc. †	15,600	735,384

CA, Inc.	44,700	1,092,468

Microsoft Corp.	168,550	4,705,916

Oracle Corp.	129,530	4,054,289

		11,191,617
Technology services (2.6%)
Accenture PLC Class A	10,676	517,679

AOL, Inc. †	20,700	490,797

Camelot Information Systems, Inc. ADS (China) †	25,620	612,830

Check Point Software Technologies, Ltd.
(Israel) † S	9,300	430,218

Google, Inc. Class A †	6,225	3,697,463

Unisys Corp. †	16,880	437,023

VeriSign, Inc.	27,200	888,624

		7,074,634
Telecommunications (0.8%)
Iridium Communications, Inc. † S	164,961	1,360,928

Sprint Nextel Corp. †	191,400	809,622

		2,170,550

COMMON STOCKS (99.6%)* cont.	Shares	Value

Textiles (0.3%)
Hanesbrands, Inc. †	15,000	$381,000

VF Corp.	5,100	439,518

		820,518
Tobacco (1.5%)
Philip Morris International, Inc.	70,980	4,154,459

		4,154,459
Toys (0.3%)
Hasbro, Inc.	16,900	797,342

		797,342
Trucks and parts (0.3%)
Autoliv, Inc. (Sweden) S	9,700	765,718

		765,718

Total common stocks (cost $220,524,105)		$272,676,126

PREFERRED STOCKS (—%)*	Shares	Value

First Southern Bancorp 5.00% cum. pfd. (acquired
12/17/09, cost $34,000) † ‡ F	34	$34,000

Total preferred stocks (cost $34,000)		$34,000

SHORT-TERM INVESTMENTS (3.0%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	7,254,745	$7,254,745

Putnam Money Market Liquidity Fund 0.15% [e]	882,284	882,284

Total short-term investments (cost $8,137,029)		$8,137,029

Total investments (cost $228,695,134)		$280,847,155

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through December 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $273,670,996.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $34,000, or less than 0.1% of net assets.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Putnam VT Investors Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$12,476,385	$—	$—

Capital goods	17,889,968	—	—

Communication services	13,375,505	—	—

Conglomerates	6,479,624	—	—

Consumer cyclicals	24,986,819	—	—

Consumer staples	27,841,797	—	—

Energy	32,580,680	—	—

Financial	39,482,996	532,350	1,161,211

Health care	31,582,031	—	—

Technology	54,502,413	—	—

Transportation	3,458,003	—	—

Utilities and power	6,326,344	—	—

Total common stocks	270,982,565	532,350	1,161,211

Preferred stocks	—	—	34,000

Short-term investments	882,284	7,254,745	—

Totals by level	$271,864,849	$7,787,095	$1,195,211

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Investors Fund

Statement of assets and liabilities
12/31/10

Assets

Investment in securities, at value, including $7,044,079 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $220,558,105)	$272,710,126

Affiliated issuers (identified cost $8,137,029) (Notes 1 and 6)	8,137,029

Dividends, interest and other receivables	335,832

Receivable for investments sold	545,563

Total assets	281,728,550

Liabilities

Payable to custodian	2,599

Payable for investments purchased	304,249

Payable for shares of the fund repurchased	143,054

Payable for compensation of Manager (Note 2)	129,399

Payable for investor servicing fees (Note 2)	11,473

Payable for custodian fees (Note 2)	10,026

Payable for Trustee compensation and expenses (Note 2)	130,795

Payable for administrative services (Note 2)	1,130

Payable for distribution fees (Note 2)	39,026

Collateral on securities loaned, at value (Note 1)	7,254,745

Other accrued expenses	31,058

Total liabilities	8,057,554

Net assets	$273,670,996

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$340,363,867

Undistributed net investment income (Notes 1 and 8)	2,867,945

Accumulated net realized loss on investments and foreign currency
transactions (Notes 1 and 8)	(121,712,837)

Net unrealized appreciation of investments (Note 8)	52,152,021

Total — Representing net assets applicable
to capital shares outstanding	$273,670,996

Computation of net asset value Class IA

Net assets	$88,583,348

Number of shares outstanding	8,728,903

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$10.15

Computation of net asset value Class IB

Net assets	$185,087,648

Number of shares outstanding	18,304,849

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$10.11

Statement of operations
Year ended 12/31/10

Investment income

Dividends (net of foreign tax of $15,621)	$5,237,629

Interest (including interest income of $891 from investments
in affiliated issuers) (Note 6)	14,831

Securities lending (including interest income of $11,653
from investments in affiliated issuers) (Note 1)	47,397

Total investment income	5,299,857

Expenses

Compensation of Manager (Note 2)	1,494,779

Investor servicing fees (Note 2)	262,135

Custodian fees (Note 2)	25,811

Trustee compensation and expenses (Note 2)	23,297

Administrative services (Note 2)	11,663

Distribution fees — Class IB (Note 2)	446,163

Other	124,855

Total expenses	2,388,703

Expense reduction (Note 2)	(39,383)

Net expenses	2,349,320

Net investment income	2,950,537

Net realized gain on investments (Notes 1 and 3)	21,223,881

Net realized gain on foreign currency transactions (Note 1)	905

Net realized gain on written options (Notes 1 and 3)	67,234

Net unrealized appreciation of investments and written options
during the year	10,939,535

Net gain on investments	32,231,555

Net increase in net assets resulting from operations	$35,182,092

The accompanying notes are an integral part of these financial statements.

Putnam VT Investors Fund 9

Statement of changes in net assets

	Year ended	Year ended
	12/31/10	12/31/09

Increase (decrease) in net assets

Operations:

Net investment income	$2,950,537	$3,553,779

Net realized gain (loss) on investments
and foreign currency transactions	21,292,020	(20,108,355)

Net unrealized appreciation
of investments	10,939,535	86,632,520

Net increase in net assets
resulting from operations	35,182,092	70,077,944

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,303,537)	(1,254,677)

Class IB	(2,226,357)	(1,957,577)

Decrease from capital share transactions
(Notes 4 and 8)	(38,796,855)	(21,766,413)

Total increase (decrease) in net assets	(7,144,657)	45,099,277

Net assets:

Beginning of year	280,815,653	235,716,376

End of year (including undistributed net
investment income of $2,867,945 and
$3,460,725, respectively)	$273,670,996	$280,815,653

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Investors Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/10	$9.01	.12	1.15	1.27	(.13)	(.13)	$10.15	14.24	$88,583.73		1.28	85.14

12/31/09	6.99	.12	2.01	2.13	(.11)	(.11)	9.01	31.18	92,424	.79[e]	1.58[e]	124.52

12/31/08	11.60	.10	(4.66)	(4.56)	(.05)	(.05)	6.99	(39.44)	79,111	.77[e]	1.06[e]	126.94

12/31/07	12.27	.05	(.65)	(.60)	(.07)	(.07)	11.60	(4.90)	181,848	.75[e]	.39[e]	87.61

12/31/06	10.81	.06	1.47	1.53	(.07)	(.07)	12.27	14.24	258,811	.77[e]	.55[e]	101.46

Class IB

12/31/10	$8.98	.09	1.15	1.24	(.11)	(.11)	$10.11	13.92	$185,088.98		1.03	85.14

12/31/09	6.96	.10	2.01	2.11	(.09)	(.09)	8.98	30.82	188,392	1.04[e]	1.33[e]	124.52

12/31/08	11.54	.08	(4.64)	(4.56)	(.02)	(.02)	6.96	(39.55)	156,606	1.02[e]	.87[e]	126.94

12/31/07	12.21	.02	(.65)	(.63)	(.04)	(.04)	11.54	(5.17)	237,755	1.00[e]	.15[e]	87.61

12/31/06	10.76	.03	1.47	1.50	(.05)	(.05)	12.21	13.93	235,471	1.02[e]	.30[e]	101.46

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	<0.01%

12/31/08	<0.01

12/31/07	<0.01

12/31/06	<0.01

The accompanying notes are an integral part of these financial statements.

Putnam VT Investors Fund 11

Notes to financial statements 12/31/10

Note 1 — Significant accounting policies

Putnam VT Investors Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term growth of capital and any increased income that results from this growth by investing in a portfolio primarily consisting of common stocks of large U.S. companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2010 through December 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to generate additional income for the portfolio. The potential risk to the fund is that the change in value of options contracts may not correspond to the

12 Putnam VT Investors Fund

change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of purchased options contracts was minimal. See Note 3 for the volume of written options contracts activity for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management, and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $7,044,079 and the fund received cash collateral of $7,254,745.

H) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165  million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $117,198,367 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$7,642,432	12/31/15

91,253,395	12/31/16

18,302,540	12/31/17

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and the expiration of a capital loss carryover. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $13,423 to decrease undistributed net investment income and $87,975,083 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $87,988,506.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$51,881,174
Unrealized depreciation	(4,241,550)

Net unrealized appreciation	47,639,624
Undistributed ordinary income	2,866,670
Capital loss carryforward	(117,198,367)

Cost for federal income tax purposes	$233,207,531

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

M) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 45.0% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

Putnam VT Investors Fund 13

funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.710% of the first $5 billion, 0.660% of the next $5 billion, 0.610% of the next $10 billion, 0.560% of the next $10 billion, 0.510% of the next $50 billion, 0.490% of the next $50 billion, 0.480% of the next $100 billion and 0.475% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective April 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund  also reduced expenses through brokerage/service arrangements. For the  reporting period, the fund’s expenses were reduced by $14  under  the  expense offset arrangements and by $39,369 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $179, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $223,602,769 and $262,734,155, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at
beginning of the reporting period	168,723	$26,996

Options opened	144,761	60,302

Options exercised	(121,402)	(20,064)

Options expired	(192,082)	(67,234)

Options closed	—	—

Written options outstanding at
end of the reporting period	—	$—

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/10		Year ended 12/31/09		Year ended 12/31/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	46,049	$436,155	35,492	$270,140	802,031	$6,878,251	486,470	$3,398,804

Shares issued in connection with
reinvestment of distributions	138,970	1,303,537	205,685	1,254,677	237,859	2,226,357	321,441	1,957,577

Shares issued in connection with the merger
of Putnam VT Capital Appreciation Fund	—	—	1,271,607	8,282,402	—	—	1,239,991	8,036,661

	185,019	1,739,692	1,512,784	9,807,219	1,039,890	9,104,608	2,047,902	13,393,042

Shares repurchased	(1,717,884)	(15,686,912)	(2,562,564)	(18,459,904)	(3,721,593)	(33,954,243)	(3,557,221)	(26,506,770)

Net decrease	(1,532,865)	$(13,947,220)	(1,049,780)	$(8,652,685)	(2,681,703)	$(24,849,635)	(1,509,319)	$(13,113,728)

14 Putnam VT Investors Fund

Note 5 — Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Total

Equity contracts	$(50,872)	$(50,872)

Total	$(50,872)	$(50,872)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Total

Equity contracts	$10,967	$10,967

Total	$10,967	$10,967

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $891 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $26,322,018 and $26,492,679, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Acquisition of Putnam VT Capital Appreciation Fund

On February 17, 2009, the fund issued 1,271,607 and 1,239,991 class IA and class IB shares, respectively, for 1,997,819 and 1,948,728 class IA and class IB shares of Putnam VT Capital Appreciation Fund to acquire that fund’s net assets in a tax-free exchange. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam VT Capital Appreciation Fund, with a fair value of $16,400,014 and an identified cost of $18,854,782 at February 13, 2009, was the principal asset acquired by the fund. The net assets of the fund and Putnam VT Capital Appreciation Fund on February 13, 2009, were $215,315,827 and $16,319,063, respectively. On February 13, 2009, Putnam VT Capital Appreciation Fund had undistributed net investment income of $30,756, accumulated net realized loss of $11,229,349 and unrealized depreciation of $2,454,768. The aggregate net assets of the fund immediately following the acquisition were $231,634,890. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of Putnam VT Investors Fund, pro forma results of operations for the year ended December 31, 2009 would not be materially different than that presented.

Information presented in the Statement of changes in net assets for the period ended December 31, 2009 reflect only the operations of Putnam VT Investors Fund.

Note 9 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT Investors Fund 15

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

16 Putnam VT Investors Fund

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Independent Trustees

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the	Jacob Ballas Capital India,
Born 1947	Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product	a non-banking finance
Trustee since 2009	investment management firm with over $40 billion in assets under management.	company focused on private
equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic	SM Energy Company, a
Born 1955	energy firms and direct investor in energy assets. Trustee, and Co-Chair of the Finance Committee,	publicly held energy company
Trustee since 2010	of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro	focused on natural gas
	Denver. Member of the Finance Committee, The Children’s Hospital of Denver.	and crude oil in the United
States; UniSource Energy
Corporation, a publicly held
provider of natural gas and
electric service across Arizona;
Cody Resources Management,
LLP, a privately held energy,
ranching, and commercial real
estate company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment firm. Chairman of Mutual Fund	ASHTA Chemicals, Inc.
Born 1943	Directors Forum. Chairman Emeritus of the Board of Trustees of Mount Holyoke College.
Trustee since 1994 and
Vice Chairman since 2005

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a private foundation dealing with national	Edison International; Southern
Born 1940	security issues. Senior Advisor to the United Nations Foundation. Senior Advisor to the Center	California Edison
Trustee since 2001	for Strategic and International Studies. Member of the Council on Foreign Relations and the
National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice	United-Health
Born 1946	Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief	Group, a diversified
Trustee since 2007	Financial Officer for a decade.	health-care company

John A. Hill	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout	Devon Energy Corporation, a
Born 1942	firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board	leading independent natural
Trustee since 1985 and	of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein	gas and oil exploration and
Chairman since 2000	Center for Corporate Governance and Performance at the Yale School of Management.	production company

Paul L. Joskow	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused	TransCanada Corporation,
Born 1947	primarily on research and education on issues related to science, technology, and economic	an energy company focused
Trustee since 1997	performance. Elizabeth and James Killian Professor of Economics and Management, Emeritus	on natural gas transmission
	at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the	and power services; Exelon
	Center for Energy and Environmental Policy Research at MIT.	Corporation, an energy
company focused on
power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the	Northeast Utilities,
Born 1949	trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess	which operates New
Trustee since 2006	Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global	England’s largest energy
	communications and advertising firm.	delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private	None
Born 1945	equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin
Trustee since 1984	Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research	None
Born 1951	services, and founder and President of New Generation Advisors, LLC, a registered investment
Trustee since 1984	advisor to private funds.
Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest	TransCanada Corporation, an
Born 1942	products, and timberland assets company, in December 2008.	energy company focused on
Trustee from 1997 to 2008		natural gas transmission and
and since 2009		power services

Putnam VT Investors Fund 17

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining	None
Born 1952	Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity
Trustee since 2008 and	Investments from 2000 to 2007.
President of the Putnam
Funds since July 2009

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Treasurer and	Vice President and Chief Legal Officer
Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments and Putnam Management
Senior Vice President and Treasurer, The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and Putnam Management
Senior Managing Director, Putnam Investments and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal Accounting Officer	Since 1993
Since 2007	Vice President, Clerk and Assistant Treasurer, The Putnam Funds
Managing Director, Putnam Investments and Putnam Management
Michael Higgins (Born 1976)
Beth S. Mazor (Born 1958)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial
Managing Director, Putnam Investments and Putnam Management	Analyst, Old Mutual Asset Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments, Putnam Management and	Since 2000
Putnam Retail Management	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager,
The Putnam Funds
Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer	Susan G. Malloy (Born 1957)
Since 2002	Vice President and Assistant Treasurer
Managing Director, Putnam Investments and Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

18 Putnam VT Investors Fund

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Putnam VT Investors Fund 19

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20 Putnam VT Investors Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	John A. Hill, Chairman
One Post Office Square	Mailing address:	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

Putnam VT Investors Fund 21

H316
This report has been prepared for the shareholders
of Putnam VT Investors Fund.	265764 2/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2010	$42,911	$--	$4,335	$188*
December 31, 2009	$41,437	$--	$2,030	$360*

* Includes fees of $188 and $360 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2010 and December 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2010 and December 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 282,743 and $561,670 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2010	$ -	$ 227,601	$ -	$ -
December 31, 2009	$ -	$ 453,847	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2011